EXHIBIT 99.3

Filed by August Technology Corporation

Pursuant to Rule 14a-12 Under the Securities Exchange Act of 1934

Subject Company:  August Technology Corporation

Commission File No. 000-30637

Powerpoint Presentation to Employees of

August Technology Corporation

on June 28, 2005

Additional Information and Where to Find It

In connection with the proposed transaction, a registration statement of Rudolph Technologies, Inc., which will include a joint proxy statement of Rudolph and August, and other materials, will be filed with the SEC.  WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RUDOLPH, AUGUST AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and joint proxy statement (when available) as well as other filed documents containing information about Rudolph and August at http://www.sec.gov, the SEC’s website. Free copies of Rudolph’s SEC filings may also be obtained at http://www.rudolphtech.com, and free copies of August’s SEC filings may be obtained from August’s website at http://www.augusttech.com.

Participants in the Solicitation

Rudolph, August and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Rudolph’s stockholders or August’s shareholders with respect to the proposed transaction. Information regarding the officers and directors of Rudolph is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 22, 2005. Information regarding the officers and directors of August is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 29, 2005. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the registration statement and joint proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Exhibit 99.3

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The New Rudolph

…Creating A New Market Leader

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Safe Harbor Statement

The following material contains forward-looking statements relating to at least the following matters: industry projections and the company’s long term operating model.  Other forward-looking statements may be preceded by words such as “expects”, “anticipates”, and “intends”.  These forward-looking statements are based on our current expectations and projections.  However, they are subject to various risks and uncertainties that could cause actual results to differ materially from those projected in such statements, including the following: cyclicality of the semiconductor industry, customer concentration, introduction of new products by our competitors, and sole or limited sources of supply.  Other risks and uncertainties are detailed in our Annual Report on Form 10-K dated March 15, 2004 filed with the Securities and Exchange Commission (SEC).

History

1940 :	Rudolph Research is founded in New Jersey by Otto Rudolph to sell custom scientific instruments

1976 :	Began selling the first high speed automated ellipsometer for semiconductor production

1996 :	New investors add capital and name is changed to Rudolph Technologies

1998 :	Rudolph introduces MetaPULSE® for metal metrology

1999 :	Rudolph IPO with listing on Nasdaq stock exchange

2002 :	Rudolph purchases ISOA in September for entry into macro defect inspection

2004 :	Rudolph is listed on Russell 3000 Index©, Chicago Board Options, Philadelphia Exchange, Pacific Exchange, and S&P Smallcap 600 Index

2005:	Rudolph signs Merger Agreement with August Technology

The New Rudolph is formed

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Flanders, New Jersey Headquarters	Ledgewood, New Jersey Manufacturing

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Mt. Arlington, New Jersey Design/Software Center	Richardson, Texas YMG Headquarters

Core Technologies

[GRAPHIC]	Sonar (metal)	[GRAPHIC]
Ellipsometry (transparent)	[GRAPHIC]	Reflectometry (transparent)

Macro Defect Detection
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Rudolph’s Metrology & Inspection Family

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Yield Enhancement Systems™ for sub-90 nm semiconductor production

RTEC Global Operations

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The New Rudolph

…Creating A New Market Leader

Transaction Summary

Transaction Structure:	Merger: stock-for-stock exchange and cash component (consideration to include minimum cash amount of $37.2 million, maximum cash amount $60 million

$10.50 stock/cash equivalent based on June 27, 2005 closing price

Aggregate purchase price approximately $193 million

Exchange Ratio:	.7625 August shares, however actual exchange ratio depends on the amount of cash received by the shareholder

Election	Shareholders may select all cash or stock subject to proration

Accounting:	Purchase accounting

Closing Conditions:	Standard governmental and corporate regulatory approvals

Estimated Closing Date:	4th Quarter 2005

Company Overviews

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•	Thin film metrology and defect inspection systems		•	Automated defect detection and review systems

•	Year Founded: 1940		•	Year Founded: 1992

•	LTM Revenues*: $88.4M		•	LTM Revenues*: $70.5M

•	Headquarters: Flanders, NJ		•	Headquarters: Bloomington, MN

•	Key Product Families:	[GRAPHIC]	•	Key Product Families:

	• Copper (Metal) Film Metrology			• Macro Defect Inspection

	• Transparent Thin Film Metrology			• 2D & 3D Inspection

	• Macro Defect Inspection			• Defect Review

	• Yield Data Management Systems			• Data Analysis & Review

• Integrated Metrology

•	Employees: 334		•	Employees: 254

*LTM as of March 31, 2005

The New Rudolph Market Reach

Advanced Packaging		Front-End Semiconductor

	[LOGO]	Back-End Semiconductor

Data Storage		Other Markets

Addressing Multiple High Growth Markets

Complete Solutions

Rapidly Growing Front End Macro Inspection
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Leadership in Copper (Metal) & Transparent Thin Film Metrology	Complete Metrology & Inspection Solutions	Leadership in Back End Inspection

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Rapidly Growing Front End Macro Inspection

Strength Through Leadership

Strengthening Competencies

Yield
	Metrology		Macro Defect		Integrated	Data
	Transparent	Copper (Metal)	Front End	Back End	Metrology	Management

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COMBINED	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

No Presence	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	Leadership

SAFE HARBOR STATEMENT

Addressable Market for	The New Rudolph

		Segment Share			% Change	Market Segment Size ($M)				CAGR
Market Seqment	Primary Players	2002	2003	2004	03-04	2003	2004	2005E	2006E	03-06

	KLA-Tencor	37%	30%	33%	3%	$365	$475	$550	$600	18%
Thin Film Metrology	Rudolph Technologies	15%	11%	14%	3%
	Veeco	11%	18%	13%	(5)%

Automated	KLA-Tencor	95%	57%	45%	(12)%	$31	$72	$70	$80	37%
Macro Defect	August Technology	0%	25%	32%	7%
Inspection	Nikon	0%	1%	13%	12%

Source:  Gartner Dataquest and Bear, Stearns & Co.

The New Rudolph Mission

Planned profitable growth

Be a clear leader in metrology and inspection with “best-of-breed” solutions in our chosen niches and be the overall #2 pure-play process control supplier be a desired stock investment

Goals for The New Rudolph

•                  For our Customers – Continued market leadership in inspection and metrology providing them with an ever-expanding suite of products and services

•                  For our employees - Foster opportunities for personal and professional growth and successfully integrate cultures from 2 great franchises

•                  For our Shareholders

•                  Planned profitable growth by creating compelling value propositions for our customers

•                  Being a desired investment by enhancing shareholder value through consistently strong financial performance.

Strategic Benefits of The New Rudolph

The Clear Leader Among Small Cap
Metrology/Inspection Companies

Leadership In All Products

•                  Copper (Metal) Thin Film Metrology

•                  Front End Wafer Inspection

•                  Back End Wafer Inspection

•                  Transparent Thin Film Metrology

•                  Integrated Metrology for Macro Defect Inspection

•                  Yield Data Management Systems

Financial Benefits of The New Rudolph

A Tremendous Opportunity to Achieve Key
Financial Benefits

•                  Strong revenue synergy potential

•                  Improved financial position

•                  Pro Forma TTM revenues of $160 M – CRITICAL MASS

•                  Gross Margin leverage to > 50%

•                  Accretive Transaction

To Be A Market Leader The New Rudolph will

•                  Be a leading provider of macro-defect inspection and thin film metrology systems

•                  Create a one-stop resource for device manufacturers providing best-of-breed front-end and back-end solutions

•                  Drive to growth rates in excess of peers

•                  Expand our suite of products and services

To Create Value The New Rudolph will

•                  Capitalize on Cross-Selling Opportunities

•                  Expand Geographical Reach

•                  Establish Economies of Scale

•                  Become an Industry Consolidator

Capitalize On Cross-Selling Opportunities

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Expand Geographic Reach

The New Rudolph

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The New Rudolph will Deliver Results by

•                  Realizing Cost Savings & Reducing Operating Expenses

•                  Using its Strong Balance Sheet

•                  Growth Thru Increased Sales

Realizing Cost Savings

•                  Reduce unnecessary duplicative expenses

•                  Technology development

•                  Platform development (stages and automation)

•                  Software and process control systems

•                  Sales and service infrastructure

•                  Expenses of being a public company

•                  Marketing and management expenses

•                  Reduce operating costs

•                  Savings of $10 million over time in duplicative expenses

•                  Create operating leverage

•                  Supply chain leverage

Strong Balance Sheet

	(amounts in thousands)
	3/31/2005 Jersey	3/31/2005 Northstar

Assets:
Cash and equivalents	$84,418	$52,222
Accounts receivable	20,461	9,618
Inventories	31,918	24,739
Other	3,031	1,954
Total current assets	139,828	88,533

PP&E, net	7,451	5,531
Other	6,125	498
Goodwill & intangibles	13,245	3,494
Total assets	$166,649	$98,056

Liabilities:
Accounts payable	$9,192	$5,975
Accrued expenses and liabilities	—	4,273
Current portion of long term debt	—	—
Other current liabilities	7,757	6,767
Total current liabilities	16,949	17,015

Long term debt	—	—
Deferred income taxes	—	112
Other liabilities / minority interest	—	—

Stockholders’ equity	158,985	80,929

Total liabilities and stockholders’ equity	$175,934	$98,056

Working capital	$122,879	$71,518

New Opportunities For Employees

•                  Promote job security

•                  Strive for smooth and seamless transition

•                  Create an environment that supports employee growth and upward job mobility.

•                  Establish an environment that fosters open employee collaboration

•                  Support technological innovation

•                  Sustain legacy technology

Inspection Headquarters

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Clear Centers of Excellence in The New Rudolph

Corporate Headquarters (Flanders, New Jersey)

Inspection Headquarters Bloomington, MN	Metrology Headquarters Flanders, NJ

Data Analysis and Review

Summary Of The New Rudolph

•      1 + 1 = 3 in the inspection business

•      Critical Mass – it makes a difference to our customers

•      Market leadership by creating value for our customers

•      Personal growth for our employees worldwide

•      Consistently strong financial performance

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[LOGO]	Complete Inspection & Metrology Solutions	[GRAPHIC]
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Organization Design Objectives

Objective	Approach

Customer oriented	Single point contact through Regional Mgr

Aligns with customer market segments	Organized for customer inspection and metrology requirements.

Scalable for rapid growth in sales and earnings	Business Unit structure to facilitate growth.

Provide for clear accountabilities	Single point responsibility for Business Units.

Leverage available human assets	Balance of Business Unit and corporate functions.

Considers group-to-group linkages	Linkages, for example, through Engineering and Manufacturing Councils.

Provides appropriate corporate functions	Marketing, Service, Finance and Administration, Corporate Dev, Legal.

Corporate Organization

Board of Directors

Chairman & CEO

Corporate Functions	Business Unit A	Business Unit B	Business Unit C	Marketing	Service

Finance & Admin	Manufacturing	Manufacturing	Manufacturing

Corp Develop	Engineering & Technology	Engineering & Technology	Engineering & Technology

Legal	Sales	Sales	Sales

Organization & Integration

•

Corporate Structure: Business Units (Inspection, Metrology and Decision Software) supported by corporate functions (Marketing, Customer Support, Finance and Administration, Corporate Development, Legal).

•	Sales: Sales management and support provided by the respective Business Units to the regional organizations.	Business Unit Function

•	Engineering & Technology: Engineering and Technology services to be provided by the Business Unit organizations, with coordination through Engineering and Technology Councils.

•	Manufacturing: Inspection and Decision Software manufacturing to continue Minnesota. Metrology manufacturing to continue in New Jersey. Activities to be coordinated through a Manufacturing Council.

Organization & Integration

•	Service: Service management and support provided through Global Customer Support to the regional organizations.	Corporate Function

•	Marketing: Product marketing and marketing communications services provided by the Corporate Marketing organization

•	G&A Functions: To be provided primarily through the respective corporate functions to the Business Units.

•	Global Operations: Single point responsibility to customers through Regional Managers supported by regional sales, service and applications personnel.	Regional Functions

Corporate Organization

Chairman & CEO P. McLaughlin

Corporate	Metrology BU R. Loiterman	Inspection BU N. Little	DA&R BU M. Plisinski	Corp. Mktg A. Johnson	Cust. Support R. DiCrosta

SBC (1) J. O’Dell	Met Mfg J. Kurdock	Insp Mfg J. Nelson	DA&R Mfg	Marketing, Insp Product Mgrs	Service, Insp T. Shurson

Corp Develop S. Piekos	Met Eng R. Loiterman	Insp Eng M. Plisinski	DA&R Eng M. Plisinski	Marketing, Met C. Morath	Other

Finance & Admin S. Roth	MP PG Owner G. Tas	Insp CTO C. Watkins	DA&R CTO	Other

Legal R. Koch	Trans PG Owner G. Wolf	Global Sales, Insp M. Brooks	DA&R Sales

	Int Sales, Met A. Khanna	Strat Bus Fellow J. O’Dell

Dom Sales, Met M. Krieg

Key Acct - Alpha G. Collins

Notes

1.     J. O’Dell as a member of the Strategic Business Council.

2.     Cross BU activities coordinated through councils; for example a Technology Council including respective CTO functions or equivalents.

Integration Teams

Integation Team		Responsibility
•	Board Integration Team (2-4 people)	•	Approves vision, strategy, goals, policies & procedures

•	Steering Committee (2-5 senior people from both	•	Develop vision, strategy, goals etc
	organizations)	•	Ensure merger financial integrity

•	Senior Integration Team (2-6 senior people from both	•	Executive sponsor for FIT’s
	organization)	•	Identify key risk areas
		•	Establish objectives & metrics

•	Functional Integration Teams	•	Functional integration
		•	Propose & implement changes
		•	Financial documentation

Integration Process Summary

Capitalization	Pre-Close	Post Close	Assimilation
Long-Term Plan Eval & Adjust. Capitalize on Success	Due Diligence Negotiate & Announce Close	Strategy Formulation Integration Workout Launch	Assess & Adjust Implementation

•Continue developing common tools, practices, processes & languages. •Refine strategic planning processes •Revisit values & vision	•Define Integration Team •Develop Integ. Plan •Cultural review •Business Process mapping •Develop comm. strategy	•Implement 100-day integ. plan. •Implement comm. plan •Involve Sr. Mgmt.	•Audit implementation •Feedback & learning to adapt integration plan •Appropriate personnel exchanges •Longer term planning

Integration Timeline

PHASE	2005	2006	2007

1. Pre-Close

2. Post Close

3. Assimilation

4. Capitalize

Thank You